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                                                                    EXHIBIT 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") by META Group, Inc. (the "Company"), each of the undersigned hereby certifies that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Alfred J. Amoroso
                                        -------------------------
                                        Alfred J. Amoroso
                                        President and Chief Executive Officer


                                        /s/ John A. Piontkowski
                                        -------------------------
                                        John A. Piontkowski
                                        Executive Vice President and Chief
                                        Financial Officer


Dated: March 28, 2003